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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K to all previously filed registration statements on Form S-8 of IPC Holdings, Ltd. of our reports dated February 4, 2000.




_________________
ARTHUR ANDERSEN
Hamilton, Bermuda
March 22, 2000


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